PRUDENTIAL INVESTMENT PORTFOLIOS 5
PGIM 60/40 Allocation Fund
(the “Fund”)

Supplement dated December 12, 2025
to the Fund’s Currently Effective Summary Prospectus and Prospectus
You should read this Supplement in conjunction with the Fund’s Summary Prospectus and Prospectus, as applicable, and retain it for future reference.

The Board of Trustees of Prudential Investment Portfolios 5, of which the Fund is a series, has approved the removal of PGIM Total Return Bond Fund and the inclusion of PGIM Total Return Bond ETF as one of the Underlying Funds (as defined below) selected as investments for the Fund.

To reflect this, the Fund’s Summary Prospectus and Prospectus are hereby revised as follows, effective on or about January 2026:

1.	The section of the Fund’s Summary Prospectus and Prospectus titled “Investments, Risks and Performance — Principal Investment Strategies” is hereby deleted and replaced with the following:

Principal Investment Strategies.  The Fund pursues its objective by primarily investing in a portfolio of other mutual funds and exchange-traded funds (ETFs) within the PGIM fund family (collectively, the “Underlying Funds”) that provide exposure to equity and fixed income. The investments held by Underlying Funds that provide exposure to equities will include equity and equity-related securities of large capitalization U.S. companies. Underlying Funds that provide exposure to fixed income will invest primarily in bonds. Such fixed income securities may include below investment grade bonds, commonly known as “junk bonds.”

The Fund intends to invest a significant portion of its equity assets in the PGIM Quant Solutions Large-Cap Core Fund (the “Large-Cap Core Fund”). The Large-Cap Core Fund’s investment objective is long-term growth of capital. The Large-Cap Core Fund’s goal is to outperform the returns of the S&P 500 Index over the long term. The Large-Cap Core Fund normally invests at least 80% of its investable assets in equity and equity-related securities of large capitalization U.S. companies. The Fund intends to invest a significant portion of its fixed income assets in the PGIM Total Return Bond ETF (the “Total Return Bond ETF”). The investment objective of the Total Return Bond ETF is to seek total return. The Total Return Bond ETF’s subadviser allocates assets among different debt securities, including (but not limited to) U.S. Government securities, mortgage-related and asset-backed securities (including collateralized debt obligations and collateralized loan obligations), corporate debt securities and foreign debt securities. The Total Return Bond ETF may invest up to 30% of its investable assets in speculative, high-risk, below investment grade securities. These securities are also known as high yield debt securities or junk bonds. The Total Return Bond ETF may invest up to 30% of its investable assets in foreign debt securities, including emerging market debt securities.

The Fund normally intends to obtain exposure to equity securities in an amount equal to approximately 60% of its total assets and exposure to fixed income securities in an amount equal to approximately 40% of its total assets. In order to obtain this exposure, under normal circumstances, the Fund intends to invest primarily in Underlying Funds, although the Fund may also make investments directly in equity and fixed income securities, or in a combination of securities and Underlying Funds.

Variations in the target asset allocation between equity and fixed income securities, through investments in Underlying Funds, are permitted up to 10%. Therefore, based on a target equity/fixed income allocation of 60%/40%, the Fund may have an equity/fixed income allocation that ranges from 70%/30% to 50%/50%. Although variations beyond the 10% range are generally not permitted, Fund management may determine in light of market conditions or other factors that a greater variation is warranted to protect the Fund or achieve its investment goal.

The subadviser is responsible for asset allocation of the Fund and will monitor the Fund’s investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Fund is rebalanced periodically (typically monthly) to maintain the target asset allocations to the Underlying Funds in which the Fund is invested.

2.
The first ten paragraphs of the section of the Fund’s Prospectus titled “More About the Fund’s Principal and Non-Principal Investment Strategies, Investments and Risks — Investment Strategies and Investments” are hereby deleted and replaced with the following:

The Fund’s investment objective is to seek a balance between growth and conservation of capital.

The Fund pursues its objective by primarily investing in a portfolio of other mutual funds and exchange-traded funds (ETFs) within the PGIM fund family (collectively, the “Underlying Funds”) that provide exposure to equity and fixed income. The investments held by Underlying Funds that provide exposure to equities will include equity and equity-related securities of large capitalization U.S. companies. Underlying Funds that provide exposure to fixed income will invest primarily in bonds. Such fixed income securities may include below investment grade bonds, commonly known as “junk bonds.”

The Fund intends to invest a significant portion of its equity assets in the PGIM Quant Solutions Large-Cap Core Fund (the “Large-Cap Core Fund”). The Large-Cap Core Fund’s investment objective is long-term growth of capital. The Large-Cap Core Fund’s goal is to outperform the returns of the S&P 500 Index over the long term. The Large-Cap Core Fund normally invests at least 80% of its investable assets in equity and equity-related securities of large capitalization U.S. companies. The term “investable assets” refers to the Large-Cap Core Fund’s net assets plus any borrowings for investment purposes. PGIM Quantitative Solutions, the Large-Cap Core Fund’s subadviser, employs a quantitatively driven, bottom-up investment process. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their growth expectations. PGIM Quantitative Solutions constructs portfolios that seek to maximize the Large-Cap Core Fund’s investment in the most attractive stocks identified by the model, subject to risk constraints. Equity and equity-related securities include common and preferred stock, exchange-traded funds (“ETFs”), securities having common stock characteristics, futures contracts, and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock. PGIM Quantitative Solutions considers large capitalization companies to be those with market capitalizations within the market cap range of companies included in the Russell 1000 Index or the S&P 500 Index.

The Fund intends to invest a significant portion of its fixed income assets in the PGIM Total Return Bond ETF (the “Total Return Bond ETF”). The investment objective of the Total Return Bond ETF is to seek total return. The Total Return Bond ETF seeks to achieve its objective through a mix of current income and capital appreciation as determined by its subadviser. The Total Return Bond ETF invests, under normal circumstances, at least 80% of its investable assets in bonds. For purposes of this policy, bonds include all fixed income securities, other than preferred stock, with a maturity at date of issue of greater than one year. The term “investable assets” refers to the Total Return Bond ETF’s net assets plus any borrowings for investment purposes. The Total Return Bond ETF is an actively managed ETF and therefore does not seek to replicate the performance of any specific index. The Total Return Bond ETF’s subadviser allocates assets among different debt securities, including (but not limited to) U.S. Government securities, mortgage-related and asset-backed securities (including collateralized debt obligations and collateralized loan obligations), corporate debt securities and foreign debt securities. The Total Return Bond ETF may invest up to 30% of its investable assets in speculative, high-risk, below investment-grade securities. These securities are also known as high yield debt securities or junk bonds. The Total Return Bond ETF may invest up to 30% of its investable assets in foreign debt securities, including emerging market debt securities.

The investment results of the equity and fixed income portions of the Fund’s portfolio will typically correspond to the investment results of (i) the Large-Cap Core Fund together with those of any equity investments held directly by the Fund and (ii) the Total Return Bond ETF together with those of any fixed income investments held directly by the Fund, respectively. For simplicity, this Prospectus uses the term “Fund” to include the Underlying Funds in which the Fund invests.

The Fund normally intends to obtain exposure to equity securities in an amount equal to approximately 60% of its total assets and exposure to fixed income securities in an amount equal to approximately 40% of its total assets. In order to obtain this exposure, under normal circumstances, the Fund intends to invest primarily in Underlying Funds, although the Fund may also make investments directly in equity and fixed income securities, or in a combination of securities and Underlying Funds.

Variations in the target asset allocation between equity and fixed income securities, through investments in Underlying Funds, are permitted up to 10%. Therefore, based on a target equity/fixed income allocation of 60%/40%, the Fund may have an equity/fixed income allocation that ranges from 70%/30% to 50%/50%. Although variations beyond the 10% range are generally not permitted, Fund management may determine in light of market conditions or other factors that a greater variation is warranted to protect the Fund or achieve its investment goal.

The subadviser allocates the Fund’s assets among the Underlying Funds according to the Fund’s allocation targets. The subadviser is responsible for asset allocation of the Fund and will monitor the Fund’s investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Fund is rebalanced periodically (typically monthly) to maintain the target asset allocations to the Underlying Funds in which the Fund is invested.

From time to time the manager may add other mutual funds or ETFs within the PGIM fund family to the Underlying Funds selected as investments for the Fund (in which case such additional funds will be considered “Underlying Funds”) or remove or replace funds from the current array of Underlying Funds, without notice to shareholders.

The Fund’s investment objective is a non-fundamental policy and may be changed by the Board without shareholder approval. The Fund’s investment policies that are not fundamental may be changed from time to time without shareholder approval.

3.
The section of the Fund’s Prospectus titled “More About the Fund’s Principal and Non-Principal Investment Strategies, Investments and Risks – Risks of Investing in the Fund” is hereby amended to add the following:

Exchange-Traded Funds (“ETFs”) Risk. Investing in securities issued by ETFs involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF (including ETFs managed by the Manager or the subadviser(s)) in which it invests, including advisory fees (to the extent not offset by the Manager through waivers). These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

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